                                                                   EXHIBIT 10.13
   =========================================================================



                      THIRD AMENDMENT TO CREDIT AGREEMENT



                                    BETWEEN



                HARKEN EXPLORATION COMPANY, XPLOR ENERGY, INC.
         HARKEN ENERGY WEST TEXAS, INC., SOUTH COAST EXPLORATION CO.,
               XPLOR ENERGY SPV-1, INC., MCCULLOCH ENERGY, INC.,
                        HARKEN GULF EXPLORATION COMPANY



                                      AND


                                 BANK ONE, NA,
                              AS AGENT AND LENDER
                       AND THE LENDERS SIGNATORY HERETO



                         Effective as of May 11, 2001


   =========================================================================

                               TABLE OF CONTENTS
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

                                                                                     PAGE
                                                                                     ----
ARTICLE I
DEFINITIONS
 1.01  Terms Defined Above............................................................  1
 1.02  Terms Defined in Agreement.....................................................  1
 1.03  References.....................................................................  1
 1.04  Articles and Sections..........................................................  2
 1.05  Number and Gender..............................................................  2
ARTICLE II
AMENDMENTS............................................................................  2
 2.01  Amendment of Section 2.1.......................................................  2
 2.02  Amendment of Section 2.4.......................................................  2
 2.03  Deletion of Sections 6.13 and 6.14.............................................  3
 2.04  Amendment of Section 6.15......................................................  3
 2.05  Amendment of Section 6.16......................................................  3
 2.06  Addition of Section 6.18.......................................................  3
 2.07  Addition of Section 6.19.......................................................  4
 2.08  Addition of Section 6.20.......................................................  4
 2.09  Amendment of Exhibit III.......................................................  4
ARTICLE III
CONDITIONS
 3.01  Receipt of Documents...........................................................  4
 3.02  Accuracy of Representations and Warranties.....................................  4
 3.03  Matters Satisfactory to Agent..................................................  4
ARTICLE IV
REPRESENTATIONS AND WARRANTIES........................................................  4
ARTICLE V
RATIFICATION..........................................................................  5
ARTICLE VI
MISCELLANEOUS.........................................................................  5
 6.01  Scope of Amendment.............................................................  5
 6.02  Agreement as Amended...........................................................  5
 6.03  Parties in Interest............................................................  5
 6.04  Rights of Third Parties........................................................  5
 6.05  ENTIRE AGREEMENT...............................................................  5
 6.06  GOVERNING LAW..................................................................  5
 6.07  JURISDICTION AND VENUE.........................................................  6

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

                                  EXHIBIT III

                       [FORM OF COMPLIANCE CERTIFICATE]

                             _______________, 2001

Bank One, NA
910 Travis
Houston, Texas  77002-5860
Attention:  Energy Group, 6th Floor

     Re:   Credit Agreement dated as of August 11, 2000, by and between Bank
One, NA, as Agent and the Lenders signatory thereto from time to time and Harken Exploration Company, XPLOR Energy, Inc., Harken Energy West Texas, Inc., Harken Southwest Corporation, South Coast Exploration Co., XPLOR Energy SPV-1, Inc., McCulloch Energy, Inc., and Harken Gulf Exploration Company (as amended, restated, or supplemented from time to time, the "Credit Agreement")
                                                  ----------------

Ladies and Gentlemen:

     Pursuant to applicable requirements of the Credit Agreement, the undersigned, as a Responsible Officer of the Borrower and Guarantor, hereby certifies to you the following information as true and correct as of the date hereof or for the period indicated, as the case may be:

     [1.   To the knowledge of the undersigned, no Default or Event of Default exists as of the date hereof or has occurred since the date of our previous certification to you, if any.]

     [1.   To the knowledge of the undersigned, the following Defaults or Events of Default exist as of the date hereof or have occurred since the date of our previous certification to you, if any, and the actions set forth below are being taken to remedy such circumstances:]

     2. The compliance of the Borrower and the Guarantor with the financial covenants of the Credit Agreement, as of the close of business on __________, is evidenced by the following:

     (a) Section 6.15: Total Liabilities to Tangible Net Worth Ratio of
                       ------------------------------------------------
Guarantor.  Permit, as of the close of any fiscal quarter, the ratio of Total
---------
Liabilities to Tangible Net Worth of Guarantor to be greater than 0.60 to 1.00 beginning with the quarter ending March 31, 2001.

                                    Actual

                                 _____ to 1.00

     (b) Section 6.16:  Debt Service Coverage Ratio of Guarantor. Permit, as of
                        ----------------------------------------
the close of any fiscal quarter, the ratio of (a) EBITDA for any fiscal quarter to (b) Debt Service (which shall include preferred cash dividends) for such quarter to be less than 1.25 to 1.00 beginning with the quarter ending March 31, 2001.

                                    Actual

                                 _____ to 1.00

     (c) Section 6.18. Current Ratio of the Borrower.  Permit, as of the close
                       -----------------------------
of any fiscal quarter, the ratio of Current Assets to Current Liabilities of the Borrower to be less than 1.00 to 1.00 at any time beginning with the fiscal quarter ending June 30, 2001.

                                    Actual

                                 _____ to 1.00

     (d) Section 6.19. Debt Service Coverage Ratio of the Borrower.  Permit, as
                       -------------------------------------------
of the close of any fiscal quarter, the ratio of (a) EBITDA for any fiscal quarter to (b) Debt Service for such quarter of the Borrower to be less than
1.50 to 1.00 beginning with the fiscal quarter ending June 30, 2001.

                                    Actual

                                 _____ to 1.00

     (e) Section 6.20. Total Liabilities to Net Capital Investment and Advances
                       --------------------------------------------------------
Ratio of the Borrower.  Permit, as of the close of any fiscal quarter, the ratio
---------------------
of Total Liabilities to Net Capital Investment and Advances of the Borrower to be greater than 1.15 to 1.00 beginning with the fiscal quarter ending June 30, 2001.

                                    Actual

                                 _____ to 1.00

     3. No Material Adverse Effect has occurred since the date of the Financial Statements dated as of ______________.

     Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.

                               Very truly yours,

                               HARKEN EXPLORATION COMPANY

                               XPLOR ENERGY, INC.

                               HARKEN ENERGY WEST TEXAS, INC.

                               HARKEN SOUTHWEST CORPORATION

                               SOUTH COAST EXPLORATION CO.

                               XPLOR ENERGY SPV-1,INC.

                               MCCULLOCH ENERGY,INC.

                               HARKEN GULF EXPLORATION COMPANY



                               By:___________________________
                                      Anna Williams
                                      Senior Vice President and Chief Financial
                                      Officer

                      THIRD AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is made
                                                     ---------------
and entered into effective as of May 11, 2001, between HARKEN EXPLORATION COMPANY, a Delaware corporation, XPLOR ENERGY, INC., a Texas corporation, HARKEN ENERGY WEST TEXAS, INC., a Delaware corporation, XPLOR ENERGY SPV-1, INC., an Oklahoma corporation, MCCULLOCH ENERGY, INC., a Texas corporation, and HARKEN GULF EXPLORATION COMPANY, a Delaware corporation (collectively the "Borrower"),
                                                                    --------
each lender that is signatory hereto or becomes a signatory hereto as provided in Section 9.1, (individually, together with its successors and assigns, a

"Lender", and collectively together with their respective successors and
-------
assigns, the "Lenders"), and BANK ONE, NA, a national banking association, as
              -------
agent for the Lenders (in such capacity, together with its successors in such capacity pursuant to the terms hereof, the "Agent") (as successor by merger to
                                            -----
Bank One, Texas, National Association).

                              W I T N E S S E T H
                              -------------------

     WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated August 11, 2000, as amended by First Amendment to Credit Agreement dated December 21, 2000, and as further amended by Second Amendment to Credit Agreement dated December 31, 2000 (the "Agreement"),
                                                                   ---------
to which reference is here made for all purposes;

     WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Third Amendment, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     1.01  Terms Defined Above.  As used herein, each of the terms "Agent",
           -------------------                                      -----
"Agreement", "Borrower", "Lender" and "Third Amendment" shall have the meaning
----------    --------    ------       ---------------
assigned to such term hereinabove.

     1.02  Terms Defined in Agreement.  As used herein, each term defined in the
           --------------------------
Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

     1.03  References.  References in this Third Amendment to Article or Section
           ----------
numbers shall be to Articles and Sections of this Third Amendment, unless expressly stated herein to the contrary. References in this Third Amendment to "hereby," "herein," hereinafter," hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this Third Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

     1.04  Articles and Sections. This Third Amendment, for convenience only,
           ---------------------
has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Third Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

     1.05  Number and Gender. Whenever the context requires, reference herein
           -----------------
made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

                                  ARTICLE II
                                  AMENDMENTS
                                  ----------

     The Borrower and the Lender hereby amend the Agreement in the following particulars:

     2.01  Amendment of Section 1.2. The following definitions in Section 1.2 of
           ------------------------
the Agreement are hereby amended to read as follows:

           "Debt Service" shall mean quarterly net Interest Expense plus current
            ------------
     maturity of long term debt other than revolver with Lender plus 8.33% of outstanding balance of revolver at the end of each quarter.

           "Tangible Net Worth" shall mean (a) total assets, as would be
            ------------------
     reflected on a balance sheet of the Guarantor prepared on a consolidated basis and in accordance with GAAP, exclusive of Intellectual Property, experimental or organization expenses, franchises, licenses, permits, and other intangible assets, treasury stock, unamortized underwriters' debt discount and expenses, and goodwill minus (b) total liabilities, as would be reflected on a balance sheet of the Guarantor prepared on a consolidated basis and in accordance with GAAP but excluding European Notes.

           "Net Capital Investment and Advances" shall mean Guarantor's net
            -----------------------------------
     investment in and advances to the Borrower.

     2.02  Amendment of Section 2.4. Section 2.4 of the Agreement is hereby
           ------------------------
amended to read as follows:

     "2.4 Interest.  Subject to the terms of this Agreement (including, without
          --------
     limitation, Section 2.18), interest on the Loans shall accrue and be payable at a rate per annum equal to the Floating Rate for each Floating Rate Loan and the Adjusted LIBO Rate for each LIBO Rate Loan. Interest on all Floating Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) during the period for which payable. Interest on all LIBO Rate Loans shall be computed on the basis of a year of 360 days, and actual days elapsed (including the first day but excluding the last day) during the period for which payable. Notwithstanding the foregoing, interest on past-due principal and, to the extent permitted by applicable law, past-due interest, shall accrue at the Default Rate, computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) during the period for which payable, and shall be payable upon demand by the Lender at any time as to all or any portion of such interest. In the event that the Borrower fails to select the duration of any Interest Period for any LIBO Rate Loan within the time period and otherwise as provided herein, such Loan (if outstanding as a LIBO Rate Loan) will be automatically converted into a Floating Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as a Floating Rate Loan) will remain as, or (if not then outstanding) will be made as, a Floating Rate Loan. Interest provided for herein shall be calculated on unpaid sums actually advanced and outstanding pursuant to the terms of this Agreement and only for the period from the date or dates of such advances until repayment. Notwithstanding anything in this Agreement to the contrary, if an Event of Default shall have occurred and be continuing, each LIBO Rate Loan shall be converted to a Floating Rate Loan on the last day of the Interest Period applicable thereto."

     2.03  Deletion of Sections 6.13 and 6.14.  Sections 6.13 and 6.14 shall be
           ----------------------------------
deleted from the Agreement.

     2.04  Amendment of Section 6.15.  Section 6.15 of the Agreement is hereby
           -------------------------
amended to read as follows:

     "6.15 Total Liabilities to Tangible Net Worth Ratio of Guarantor. Permit,
           ----------------------------------------------------------
     as of the close of any fiscal quarter, the ratio of Total Liabilities to Tangible Net Worth of Guarantor to be greater than 0.60 to 1.00 beginning with the quarter ending March 31, 2001."

     2.05  Amendment of Section 6.16.  Section 6.16 of the Agreement is hereby
           -------------------------
amended to read as follows:

     "6.16 Debt Service Coverage Ratio of Guarantor.  Permit, as of the close of
           ----------------------------------------
     any fiscal quarter, the ratio of (a) EBITDA for any fiscal quarter to (b) Debt Service (which shall include preferred cash dividends) for such quarter to be less than 1.25 to 1.00 beginning with the quarter ending March 31, 2001."

     2.06  Addition of Section 6.18. Section 6.18 of the Agreement is hereby
           ------------------------
added to the Agreement to read as follows:

     "6.18 Current Ratio of the Borrower.  Permit, as of the close of any fiscal
           -----------------------------
     quarter, the ratio of Current Assets to Current Liabilities of the Borrower to be less than 1.00 to 1.00 at any time beginning with the fiscal quarter ending June 30, 2001."

     2.07  Addition of Section 6.19. Section 6.19 is added to the Agreement to
           ------------------------
read as follows:

     "6.19 Debt Service Coverage Ratio of the Borrower.  Permit, as of the close
           -------------------------------------------
     of any fiscal quarter, the ratio of (a) EBITDA for any fiscal quarter to
     (b) Debt Service for such quarter of the Borrower to be less than 1.50 to
     1.00 beginning with the fiscal quarter ending June 30, 2001."

     2.08  Addition of Section 6.20. Section 6.20 is added to the Agreement to
           ------------------------
read as follows:

     "6.20 Total Liabilities to Net Capital Investment and Advances Ratio of the
           ---------------------------------------------------------------------
     Borrower.  Permit, as of the close of any fiscal quarter, the ratio of
     --------
     Total Liabilities to Net Capital Investment and Advances of the Borrower to be greater than 1.15 to 1.00 beginning with the fiscal quarter ending June 30, 2001."

     2.09  Amendment of Exhibit III.  Exhibit III, i.e. "Form of Compliance
           ------------------------
Certificate" shall be as set forth on Exhibit III to this Third Amendment.

                                  ARTICLE III
                                  CONDITIONS
                                  ----------

     The obligation of the Agent and Lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

     3.01  Receipt of Documents.  The Lender shall have received, reviewed, and
           --------------------
approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Agent:

     (a) multiple counterparts of this Third Amendment as requested by the Agent; and

     (b) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Agent may reasonably request.

     3.02  Accuracy of Representations and Warranties.  The representations and
           ------------------------------------------
warranties contained in Article IV of the Agreement and this Third Amendment shall be true and correct.

     3.03  Matters Satisfactory to Agent. All matters incident to the
           -----------------------------
consummation of the transactions contemplated hereby shall be satisfactory to the Agent.

                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     The Borrower hereby expressly re-makes, in favor of the Agent and Lender, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

                                   ARTICLE V
                                 RATIFICATION
                                 ------------

     Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Third Amendment.

                                  ARTICLE VI
                                 MISCELLANEOUS
                                 -------------

     6.01  Scope of Amendment.  The scope of this Third Amendment is expressly
           ------------------
limited to the matters addressed herein and this Third Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement. except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Third Amendment.

     6.02  Agreement as Amended. All references to the Agreement in any document
           --------------------
heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Third Amendment.

     6.03  Parties in Interest.  All provisions of this Third Amendment shall be
           -------------------
binding upon and shall inure to the benefit of the Borrower, the Agent and the Lender and their respective successors and assigns.

     6.04  Rights of Third Parties. All provisions herein are imposed solely and
           -----------------------
exclusively for the benefit of the Agent, Lender and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Agent and/or the Lender at any time if in its sole discretion it deems it advisable to do so.

     6.05  ENTIRE AGREEMENT. THIS THIRD AMENDMENT CONSTITUTES THE ENTIRE
           ----------------
AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS THIRD AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     6.06  GOVERNING LAW. THIS THIRD AMENDMENT, THE AGREEMENT AND THE NOTE SHALL
           -------------
BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE

LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF TEXAS.

     6.07  JURISDICTION AND VENUE.  ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO,
           ----------------------
ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS THIRD AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDER IN ACCORDANCE WITH THIS SECTION.

     IN WITNESS WHEREOF, this Third Amendment to Credit Agreement is executed effective the date first hereinabove written.

                                   BORROWER
                                   --------

                                   HARKEN EXPLORATION COMPANY

                                   XPLOR ENERGY, INC.

                                   HARKEN ENERGY WEST TEXAS, INC.

                                   SOUTH COAST EXPLORATION CO.

                                   XPLOR ENERGY SPV-1, INC.

                                   MCCULLOCH ENERGY, INC.

                                   HARKEN GULF EXPLORATION COMPANY


                                   By:_____________________________
                                       Anna Williams
                                       Senior Vice President and Chief Financial
                                       Officer

                                   GUARANTOR
                                   ---------

                                   HARKEN ENERGY CORPORATION





                                   By:________________________________
                                       Anna Williams
                                       Senior Vice President and Chief Financial
                                       Officer



                                   AGENT AND LENDER
                                   ----------------

                                   BANK ONE, NA




                                   By:________________________________
                                       Jonathan Gregory
                                       Vice President